Exhibit 1.1

UNDERWRITING AGREEMENT

October 28, 2024

Aegis Capital Corp.

1345 Avenue of the Americas, 27th Floor

New York, NY 10105

Ladies and Gentlemen:

The undersigned, Polyrizon Ltd. an Israeli company (the “Company”), hereby confirms its agreement (this “Agreement”) with Aegis Capital Corp. (hereinafter the “Underwriter”) as follows:

1. Purchase and Sale of Securities.

(a) Firm Units.

(i) Nature and Purchase of Firm Units.

(A) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, an aggregate of 958,903 units (each, a “Firm Unit”), with each Firm Unit consisting of one ordinary share, with no par value per share, (each, an “Ordinary Share”) and three warrants (each, a “Warrant”) to purchase one Ordinary Share at an exercise price of $4.38 per share for a period of five (5) years, subject to adjustment as provided in the Warrant (each, a “Unit”). The Ordinary Shares referred to in this Section 1(a)(i)(A) are hereinafter referred to as the “Firm Shares” and the Warrants referred to in this Section 1(a)(i)(A) are hereinafter referred to as the “Firm Warrants.” No Units will be certificated, and the Firm Shares and the Firm Warrants comprising the Units will be separated immediately upon issuance.

(B) The Underwriter agrees to purchase from the Company the number of Firm Units as set forth opposite its name on Schedule 1 attached hereto and made a part hereof at a purchase price of $4.0296 per Unit (representing 92% of the Unit offering price (the “Public Offering Price”) set forth on the cover page of the Prospectus (as defined in subsection 2(a)(i)(B) hereof)). The Units are to be offered to the public at the Public Offering Price.

(ii) Firm Units Payment and Delivery.

(A) Delivery and payment for the Firm Units shall be made no later than 2:00 p.m., Eastern time, on the first (1st) Business Day (as defined below) following the effective date (the “Effective Date”) of the Registration Statement (as defined in Section 2(a)(i)(A) below) (or the second (2nd) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier time as shall be agreed upon by the Underwriter and the Company, at the offices of Sichenzia Ross Ference Carmel LLP (“Underwriter Counsel”), 1185 Avenue of the Americas, 31st Floor, New York, NY 10036, or at such other place (or remotely by facsimile, email or other electronic transmission) as shall be agreed upon by the Underwriter and the Company. The hour and date of delivery and payment for the Firm Units is called the “Closing Date.”

(B) Payment for the Firm Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriter) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”) or via a DWAC transfer), for the account of the Underwriter. The Firm Units shall be registered in such name or names and in such authorized denominations as the Underwriter may request in writing prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Underwriter for all of the Firm Units. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

(b) Over-allotment Option.

(i) Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Company hereby grants to the Underwriter an option (the “Over-allotment Option”) to purchase, in the aggregate, up to 143,835 additional Ordinary Shares, representing 15% of the Firm Shares sold in the offering from the Company (the “Option Shares”) and/or up to 431,505 additional Warrants to purchase an aggregate of an additional 431,505 Ordinary Shares, representing 15% of the Firm Warrants sold in the offering from the Company (the “Option Warrants”). The purchase prices to be paid per Option Share and Option Warrant shall be as set forth on Schedule 2-A hereto. The Over-allotment Option is, at the Underwriter’s sole discretion, for Option Shares and Option Warrants together, solely Option Shares, solely Option Warrants, or any combination thereof (each, an “Option Security” and collectively, the “Option Securities”). The Firm Units and the Option Securities are collectively referred to as the “Securities.” The Securities and the Underlying Ordinary Shares (as defined below), are collectively referred to as the “Public Securities.” The Public Securities shall be issued directly by the Company and shall have the rights and privileges described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Firm Warrants and the Option Warrants, if any, shall be issued pursuant to, and shall have the rights and privileges set forth in, a warrant agreement, dated on or before the Closing Date, between the Company and VStock Transfer LLC as warrant agent (the “Warrant Agreement”). The offering and sale of the Public Securities is herein referred to as the “Offering”.

(ii) Exercise of Option. The Over-allotment Option granted pursuant to Section 1(a)(iii)(A) hereof may be exercised by the Underwriter as to all (at any time) or any part (from time to time) for any number of the Option Securities within 45 days after the Effective Date. The Underwriter shall not be under any obligation to purchase any of the Option Securities prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Underwriter, which must be confirmed in writing by overnight mail or email or facsimile or other electronic transmission setting forth the number of Option Securities to be purchased and the date and time for delivery of and payment for the Option Securities (the “Option Closing Date”), which shall not be later than two (2) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Underwriter, at the offices of the Underwriter Counsel or at such other place (including remotely by facsimile, email or other electronic transmission) as shall be agreed upon by the Company and the Underwriter. If such delivery and payment for the Option Securities does not occur on the Closing Date, an Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Securities subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriter the number of Option Securities specified in such notice; and (ii) the Underwriter shall purchase that portion of the total number of Option Securities then being purchased as set forth in Schedule 1 opposite the name of the Underwriter, subject to such adjustments as the Underwriter, in its sole discretion, shall determine.

(iii) Payment and Delivery. Payment for the Option Securities shall be made on the Option Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery to the Underwriter of certificates (in form and substance satisfactory to the Underwriter) representing the Option Securities (or through the facilities of DTC) for the account of the Underwriter. The applicable number of Option Securities shall be registered in such name or names and in such authorized denominations as the Underwriter may request in writing prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Securities except upon tender of payment by the Underwriter for applicable Option Securities. An Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Units and the applicable Option Securities.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter as of the Applicable Time (as defined below) and as of the Closing Date and as of each Option Closing Date, if any, as follows (unless otherwise indicated, all references to the Company in this Section 2 shall refer to the Company and its subsidiaries):

(a) Filing of Registration Statement.

(i) Pursuant to the Securities Act.

(A) The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and any amendment or amendments thereto, on Form F-1 (File No. 333-266745), including any related prospectus or prospectuses, for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus (as defined below) included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein by reference and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof.

(B) Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriter for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

(C) “Applicable Time” means 5:00 p.m., Eastern time, on the date of this Agreement.

(D) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Public Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(E) “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”), as evidenced by its being specified in Schedule 2-B hereto.

(F) “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(G) “Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, and the Pricing Prospectus, all considered together.

(ii) Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Ordinary Shares, which registration statement complies in all material respects with the Exchange Act. The registration of the Ordinary Shares under the Exchange Act has been declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(b) Stock Exchange Listing. The Ordinary Shares have been approved for listing on The Nasdaq Capital Market (the “Exchange”), subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, delisting the Ordinary Shares from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating either such listing.

(c) No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(d) Disclosures in Registration Statement.

(i) Compliance with Securities Act and 10b-5 Representation.

(A) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriter for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(B) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. To the Company’s knowledge, no post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(C) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date or at any Option Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by the Underwriter expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the disclosure contained in the subsections “Stabilization,” and “Passive Market Making” included in the “Underwriting” section of the Prospectus (the “Underwriter’s Information”); and

(D) None of the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any prospectus wrapper), as of their respective issue dates, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter’s Information.

(ii) Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or business (each, a “Governmental Entity”), including, without limitation, those relating to Environmental Laws (as defined below), that would reasonably be expected to constitute a Material Adverse Change (as defined below).

(iii) Prior Securities Transactions. Since inception, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

(iv) Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign laws, rules and regulations relating to the Offering and the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

(v) No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(b) below.

(e) Changes After Dates in Registration Statement.

(i) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect (as defined below) and no material adverse change in the financial position or results of operations of the Company, nor to the Company’s knowledge, any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company. The Company does not have pending before the Commission any compliance review of information which the Company has redacted from any material agreements. Except for the issuance of the Public Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day (as defined below) prior to the date that this representation is made.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of this Agreement, the Warrant Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Warrant Agreement. “Trading Day” means a day on which the Exchange is open for trading.

(ii) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (x) grants under any share compensation plan and (y) shares issued upon exercise or conversion of options, warrants or convertible securities described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(f) Independent Accountants. To the knowledge of the Company, Brightman Almagor Zohar & Co. (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. Except as may otherwise be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(g) Financial Statements, etc. The financial statements of the Company included in the Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The selected financial data set forth under the caption “Selected Financial Data” in the Registration Statement fairly present, on the basis stated in such Registration Statement, the information included therein.

(h)  Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted share capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time, on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Ordinary Shares or any security convertible or exercisable into Ordinary Shares, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities. No individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the Warrant Agreement that has not otherwise been expressly waived. The issuance and sale of the Public Securities will not obligate the Company to issue Ordinary Shares or other securities to any Person (other than the Underwriter) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(i) Valid Issuance of Securities, etc.

(i) Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all U.S. federal, U.S. state and Israeli securities laws; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized number of Ordinary Shares, Company preferred shares and other securities of the Company to be outstanding upon consummation of the offering of the Firm Units and Option Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding Ordinary Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements. The description of the Company’s equity incentive plan, and the options or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(ii) Securities Sold Pursuant to this Agreement. The Public Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable, free and clear of all liens imposed by the Company; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities are not and will not be subject to the pre-emptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities has been duly and validly taken; the Ordinary Shares issuable upon exercise of the Warrants (the “Underlying Ordinary Shares”) have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with the Warrant Agreement such Underlying Ordinary Shares will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; and the Public Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j) Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company (except for any such rights that have been waived).

(k) Validity and Binding Effect of Agreements. This Agreement and the Warrant Agreement have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(l) No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the Warrant Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s articles of association (as the same may be amended or restated from time to time, the “Charter or other similar governing document; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except in the cases of clauses (i) and (iii) for such breaches, conflicts or violations which would not reasonably be expected to have a Material Adverse Change.

(m) Regulatory. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change: (i) the Company has not received notice from any Governmental Entity alleging or asserting noncompliance with any Applicable Regulations (as defined in clause (ii) below) or Authorizations (as defined in clause (iii) below); (ii) the Company is and has been in material compliance with federal, state or foreign statutes, laws, ordinances, rules and regulations applicable to the Company (collectively, “Applicable Regulations”); (iii) the Company possesses all licenses, certificates, approvals, clearances, consents, authorizations, qualifications, registrations, permits, and supplements or amendments thereto required by any such Applicable Regulations and/or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iv) the Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Regulations or Authorizations or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Regulations by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any Governmental Entity; and (v) the Company has not received notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Entity has threatened or is considering such action. Neither the Company nor, to the Company’s knowledge, any of its directors, officers, employees or agents has been convicted of any crime under any Applicable Regulations.

(n) No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company.

(o) Corporate Power; Licenses; Consents.

(i) Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for any such authorization, approval, order, license, certificate or permit that would not reasonably be expected to result in a Material Adverse Change.

(ii) Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and the Warrant Agreement, and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained and no further action is required by the Company, the Company’s Board of Directors (the “Board”) or its shareholders in connection herewith or therewith. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Warrant Agreement, and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable securities laws and the rules and regulations of FINRA.

(p) D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers and 5% shareholders immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriter, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

(q) Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with the Company’s listing application for the listing of the Ordinary Shares on the Exchange, which is required to be disclosed, in each case which individually or in the aggregate, is reasonably expected to result in a Material Adverse Change, or which adversely affects or challenges the legality, validity or enforceability of this Agreement, the Warrant Agreement or the Public Securities.

(r) Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of Israel as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to be so qualified or in good standing, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

(s) Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, and in such amounts and covering such risks which the Company believes are reasonably adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable or new coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

(t) Transactions Affecting Disclosure to FINRA.

(i) Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or commission by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA.

(ii) Payments Within 180 Days. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (A) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (B) any FINRA member; or (C) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period immediately preceding the original filing of the Registration Statement, other than the payment to the Underwriter as provided hereunder in connection with the Offering.

(iii) Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

(iv) FINRA Affiliation. There is no (A) officer or director of the Company, (B) beneficial owner of 5% or more of any class of the Company’s securities or (C) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the original filing of the Registration Statement that, in each case and to the best of the Company’s knowledge, is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(v) Information. All information provided by the Company in its FINRA Questionnaire to Underwriter’s Counsel specifically for use by Underwriter’s Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

(u) Foreign Corrupt Practices Act. None of the Company and its subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its subsidiaries or any other person acting on behalf of the Company and its subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(v) Compliance with OFAC. None of the Company and its subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its subsidiaries or any other person acting on behalf of the Company and its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(w) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(x) Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Underwriter or to Underwriter’s Counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

(y) Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and 10% or more shareholders (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Underwriter an executed Lock-Up Agreement, in the form attached hereto as Exhibit A (the “Lock-Up Agreement”), prior to the execution of this Agreement.

(z) Subsidiaries. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has no direct or indirect subsidiaries or variable interest entities and does not hold any equity interests in any other entity. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any lien, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. All direct and indirect subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(aa) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

(bb) Board of Directors. The Board is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Directors and Executive Officers.” The qualifications of the persons serving as Board members and the overall composition of the Board comply with the Exchange Act, the rules and regulations of the Commission under the Exchange Act (the “Exchange Act Regulations”), the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board qualify as “independent,” as defined under the listing rules of the Exchange.

(cc) Sarbanes-Oxley Compliance.

(i) Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations applicable to it, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

(ii) Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

(dd) Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. The Company’s auditors and the Audit Committee of the Board have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting..

(ee) No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

(ff) No Labor Disputes. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) Intellectual Property Rights. The Company owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets, and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. To the knowledge of the Company, no action or use by the Company necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees (other than license or similar fees described or contemplated in the Registration Statement, the Pricing Disclosure Package, and the Prospectus) for, any Intellectual Property Rights of others. The Company has not received any notice alleging any such infringement of, license or similar fees for, or conflict with, any asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, (i) to the knowledge of the Company, there is no infringement, misappropriation, or violation by third parties of any of the Intellectual Property Rights owned by the Company; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2(gg), reasonably be expected to result in a Material Adverse Change; (iii) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2(gg), reasonably be expected to result in a Material Adverse Change; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company infringes, misappropriates, or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2(gg), reasonably be expected to result in a Material Adverse Change; and (v) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been disclosed in a filed patent application has been kept confidential. The Company is not a party to or bound by any options, licenses, or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package, and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors, or employees, or otherwise in violation of the rights of any persons.

All licenses for the use of the Intellectual Property described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus are in full force and effect in all material respects and are enforceable by the Company and, to the Company’s knowledge, the other parties thereto, in accordance with their terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and the Company has not, and to the Company’s knowledge, no other party is in default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

(hh) Taxes. Each of the Company and its subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Company and its subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriter, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

(ii) ERISA Compliance. Neither the Company nor any ERISA Affiliate maintains any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”). “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member.

(jj) Compliance with Laws. To the Company’s knowledge, the Company’s operations are in compliance with all statutes, rules, or regulations applicable to the Company in all material respects. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of Federal, State, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects.

(kk) Application of Takeover Protections. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter (or similar charter documents) (excluding, for purposes of this representation, the “blank check” preferred shares that are authorized by the Company’s Charter) or the laws of its jurisdiction of incorporation that is or could become applicable as a result of the Underwriter and the Company fulfilling their obligations or exercising their rights under this Agreement or the Warrant Agreement.

(ll) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, and as of each Option Closing Date, if any, after giving effect to the receipt by the Company of the proceeds from the sale of the Public Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the proceeds the Company receives from the sale of the Firm Units, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Registration Statement, Pricing Disclosure Package and the Prospectus sets forth as of the date hereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or for which the Company has commitments.

(mm) Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any of its subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

(nn) Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members.

(oo) Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(pp) Industry Data.  The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(qq) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(rr) Compliance with Health Care Laws. The Company and its subsidiaries are, and at all times have been, in compliance in all material respects with all Health Care Laws (defined below). Neither the Company, any of its subsidiaries, nor any of their respective officers, directors, employees or agents have engaged in activities which are, as applicable, cause for liability under a Health Care Law. Neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company, and to the Company’s knowledge, its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company, any of its subsidiaries, nor, to the Company’s knowledge, any of their respective employees, officers, directors, or agents is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any Governmental Entity. Additionally, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or agents has been excluded, suspended or debarred from participation in any U.S. or Canadian federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

“Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder; (ii) all applicable federal, state, provincial, local and foreign health care fraud and abuse laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Statements Law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286, 287, 1035, 1347, and 1349 the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the civil monetary penalties law (42 U.S.C. Section 1320a-7a), the exclusions law (42 U.S.C. Section 1320a-7), laws governing government funded or sponsored healthcare programs; (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) licensure, quality, safety and accreditation requirements under applicable federal, state, provincial, local or foreign laws or regulatory bodies; and (vi) all other local, state, provincial, federal, national, supranational and foreign laws, relating to the regulation of the Company or its subsidiaries, and (vii) the directives and regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof.

(ss) FDA and Other Regulatory Authorities.

(i)       The Company holds all licenses, certificates, approvals and permits from all Israeli and United States federal and state and foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the “FDA”), and any foreign regulatory authorities performing functions similar to those performed by the FDA, and HC that are material to the conduct of the business of the Company or its subsidiaries as such business is now conducted as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of which are valid and in full force and effect and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed.

(ii)       Nothing has come to the attention of the Company that has caused the Company to believe that the completed studies, tests and preclinical studies conducted by or on behalf of the Company and its subsidiaries that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus were not conducted, in all material respects, in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; or that the products used in the clinical trials have not been manufactured, in all material respects, under “current good manufacturing practices”, when required, in the United States, Israel and other jurisdictions in which such clinical trials have been and are being conducted.

(iii)       No filing or submission to the FDA or any other regulatory body, that was or is intended to be the basis for any approval of the Company’s products or product candidates, to the knowledge of the Company, contains any material omission or material false information.

(iv)       The Company is not in violation in any material respect, of any material law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, applicable to the investigation of new drugs in humans and animals, including, but not limited to, those promulgated by the FDA.

(tt) Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

(uu) Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee or consultant of the Company is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Change.

(vv) Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders, agents or affiliates (without the consent of the Underwriter) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

(ww) Smaller Reporting Company. As of the time of filing of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

(xx) Emerging Growth Company. From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly in or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(yy) Testing-the-Waters Communications. The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Underwriter and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) authorized anyone other than the Underwriter to engage in Testing-the-Waters Communications. The Company confirms that the Underwriter has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(zz) Electronic Road Show. The Company has made available any Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

(aaa) Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company or its subsidiaries were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all authorizations and applicable laws, including, without limitation, the Health Care Laws and the rules and regulations promulgated thereunder and any applicable rules, regulations and policies of the jurisdiction in which such trials and studies are being conducted; the descriptions of the results of such studies, tests and trials contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus are, to the Company’s knowledge, accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical state of development; and, except to the extent disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company has not received any notices or correspondence from the FDA or any governmental entity requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

(bbb) Environmental Laws. The Company and its subsidiaries (i) are in compliance in all material respects with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

3. Covenants of the Company. The Company covenants and agrees as follows:

(a) Amendments to Registration Statement. The Company shall deliver to the Underwriter, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Underwriter shall reasonably object in writing.

(b) Federal Securities Laws.

(i) Compliance. The Company shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Underwriter promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction, or of the initiation or, to the Company’s knowledge, threatening, of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Public Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(ii) Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement, the Warrant Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Underwriter notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Underwriter with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Underwriter or Underwriter’s Counsel shall reasonably object. The Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request. The Company has given the Underwriter notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Underwriter notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.1(a)(iii) hereof and will furnish the Underwriter with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Underwriter or Underwriter’s Counsel shall reasonably object.

(iii) Exchange Act Registration. Until the later of (i) three (3) years after the date of this Agreement and (ii) the date that all of the Warrants have been exercised, the Company shall use its best efforts to maintain the registration of the Ordinary Shares under the Exchange Act. During such period, the Company shall not deregister the Ordinary Shares under the Exchange Act without the prior written consent of the Underwriter.

(iv) Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Underwriter, it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Underwriter shall be deemed to have consented to each Issuer General Use Free Writing Prospectus and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved in writing by the Underwriter. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriter as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c) Delivery to the Underwriter of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Underwriter and Underwriter’s Counsel, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for the Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery to the Underwriter of Prospectuses. The Company has delivered or made available or will deliver or make available to the Underwriter, without charge, as many copies of each Preliminary Prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date or Option Closing Date, as applicable, any offering material in connection with the offering and sale of the Public Securities other than the Prospectus, the Registration Statement, and copies of the documents incorporated by reference therein.

(e) Effectiveness and Events Requiring Notice to the Underwriter. The Company shall use its best efforts to cause the Registration Statement to remain effective with a current prospectus through and including the expiration date of the Warrants (or the date that all of the Warrants have been exercised or duly called, if earlier), and shall notify the Underwriter immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or to the Company’s knowledge, the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3(e) that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make every reasonable effort to obtain promptly the lifting of such order.

(f)  Listing. The Company shall use its best efforts to maintain the listing of the Ordinary Shares on the Exchange for three (3) years after the date of this Agreement.

(g) Reserved.

(h) Reserved.

(i)  Transfer Agent. For a period of three (3) years after the date of this Agreement, the Company shall maintain a transfer agent and registrar for the Ordinary Shares.

(j) Payment of Expenses.

(i) General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and each Option Closing Date, if any, to the extent not previously paid, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and expenses relating to the registration of the Public Securities with the Commission; (b) all FINRA Public Offering filing fees; (c) all fees and expenses relating to the listing of the Ordinary Shares on the Exchange; (d) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Underwriter may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be the Underwriter’s counsel) unless such filings are not required in connection with the Offering; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Underwriter may reasonably designate; (f) the costs of all mailing and printing of the Offering documents; (g) transfer and/or stamp taxes, if any, payable upon the transfer of Public Securities from the Company to the Underwriter; (h) the fees and expenses of the Company’s accountants; and (i) $125,000 for reasonable legal fees and disbursements for Underwriter’s counsel. The Underwriter may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or an Option Closing Date, if any, the expenses set forth herein (as limited by this Section 3(j)(i)) to be paid by the Company to the Underwriter, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriter pursuant to Section 8(c) hereof.

(ii) Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3(j)(i), on the Closing Date and each Option Closing Date, if any, it shall pay to the Underwriter, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1.00%) of the aggregate gross proceeds received by the Company from the sale of the Firm Units and the sale of the Option Securities, if any.

(iii) Banking Management Fee. The Company further agrees that, in addition to the expenses payable pursuant to Section 3(j)(i) and Section 3(j)(ii), on the Closing Date and each Option Closing Date, if any, it shall pay to the Underwriter, by deduction from the net proceeds of the Offering contemplated herein, a banking management fee equal to one-half of one percent (0.5%) of the aggregate gross proceeds received by the Company from the sale of the Firm Units and the sale of the Option Securities, if any.

(k)  Application of Net Proceeds. The Company shall apply the net proceeds from the offering of the Firm Units and the Option Securities received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriter the benefits contemplated by, Rule 158(a) under Section 11(a) of the Securities Act.

(m) Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Underwriter) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

(n) Internal Controls. The Company shall maintain a system of internal accounting controls designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o) Accountants. The Company shall retain an independent registered public accounting firm reasonably acceptable to the Underwriter (it being understood that the Auditor is an independent registered public accounting firm that is reasonably acceptable to the Underwriter), and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement.

(p) FINRA. The Company shall advise the Underwriter (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the original filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(q) Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as Board members and the overall composition of the Board comply with the Sarbanes-Oxley Act and the rules promulgated thereunder and with the listing requirements of the Exchange and (ii) if applicable, at least one member of the Board qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act and the rules promulgated thereunder.

(r) Securities Laws Disclosure; Pre-Closing Publicity. At the request of the Underwriter, by 9:00 a.m. (New York City time) on the date following the date hereof, the Company shall issue a press release disclosing the material terms of the Offering. Except as set forth in the immediately preceding sentence, prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter is notified), without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law.

(s) No Fiduciary Duties. The Company acknowledges and agrees that the Underwriter’s responsibility to the Company is solely contractual and commercial in nature, based on arms-length negotiations and that neither the Underwriter nor their affiliates or any selected dealer shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company acknowledges that the Underwriter may have financial interests in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to the Company by the Underwriter for the Firm Units and the Underwriter have no obligation to disclose, or account to the Company for, any of such additional financial interests. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of fiduciary duty.

(t) Company Lock-Up Agreements. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Underwriter, it will not, for a period of twenty-four (24) months after the Closing Date (the “Lock-Up Period”), (i) offer, sell, issue, or otherwise transfer or dispose of, directly or indirectly, any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any equity of the Company or any securities convertible into or exercisable or exchangeable for equity of the Company; or (iii) enter into any agreement or announce the intention to effect any of the actions described in subsections (i) or (ii) hereof (all of such matters, the “Standstill Restrictions”). So long as none of such equity securities shall be saleable in the public market until the expiration of the Standstill Period, the following matters shall not be prohibited by the Standstill Restrictions: (i) the adoption of an equity incentive plan and the grant of awards or equity pursuant to any equity incentive plan, and the filing of a registration statement on Form S-8; (ii) securities issued pursuant to agreements, options, restricted share units or convertible securities existing as of the date hereof provided the terms are not modified; and (iii) securities issued pursuant to acquisitions or strategic transactions (whether by merger, consolidation, purchase of equity, purchase of assets, reorganization or otherwise) approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Standstill Period, and provided that any such issuance shall only be to a person or entity (or to the equity holders of an entity) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. In no event should any equity transaction during the Standstill Period result in the sale of equity at an offering price to the public less than that of the Offering referred herein.

(u) Blue Sky Qualifications. The Company shall use its best efforts, in cooperation with the Underwriter, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities ; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(v) Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Public Securities as may be required under Rule 463 under the Securities Act Regulations.

(w) Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(x) Right of First Refusal. If, for the period beginning on the Closing Date and ending three (3) years after the commencement of sales in the Offering, the Company or any of its subsidiaries (i) decides to finance or refinance any indebtedness, the Underwriter (or any affiliate designated by the Underwriter) shall have the right to act as sole book-runner, sole manager, sole placement agent or sole agent with respect to such financing or refinancing; or (ii) decides to raise funds by means of a public offering (including at-the-market facility) or a private placement or any other capital raising financing of equity, equity-linked or debt securities, the Underwriter (or any affiliate designated by the Underwriter) shall have the right to act as sole book-running manager, sole underwriter or sole placement agent for such financing. If the Underwriter or one of its affiliates decides to accept any such engagement, the agreement governing such engagement (each, a “Subsequent Transaction Agreement”) will contain, among other things, provisions for customary fees for transactions of similar size and nature, but in no event will the fees be less than those outlined herein, and the provisions of this engagement letter, including indemnification, that are appropriate to such a transaction. Notwithstanding the foregoing, the decision to accept the Company’s engagement under this Section 3(x) shall be made by the Underwriter or one of its affiliates, by a written notice to the Company, within ten (10) days of the receipt of the Company’s notification of its financing needs, including a detailed term sheet. The Underwriter’s determination of whether in any case to exercise its right of first refusal will be strictly limited to the terms on such term sheet, and any waiver of such right of first refusal shall apply only to such specific terms. If the Underwriter waives its right of first refusal, any deviation from such terms (including without limitation after the launch of a subsequent transaction) shall void the waiver and require the Company to seek a new waiver from the right of first refusal on the terms set forth in this Section 3(x).

4. Conditions of Underwriter’s Obligations. The obligations of the Underwriter to purchase and pay for the Firm Units and the Option Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and each Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

(a) Regulatory Matters.

(i) Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(ii) FINRA Clearance. On or before the date of this Agreement, the Underwriter shall have received correspondence from FINRA that it will raise no objection as to the amount of compensation allowable or payable to the Underwriter as described in the Registration Statement.

(iii) Stock Market Clearance. On the Closing Date, the Ordinary Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On each Option Closing Date (if any), the Ordinary Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance, if needed.

(b) Company Counsel Matters. On the Closing Date and on each Option Closing Date (if any), the Underwriter shall have received the favorable opinions of Greenberg Traurig, P.A., U.S. counsel to the Company, with respect to U.S. securities matters, of Keren Law Firm, as Israeli counsel for the Company, and of Seligsohn Gabrieli Group, intellectual property counsel to the Company, each dated the Closing Date or Option Closing Date, as applicable, and addressed to the Underwriter, and each in a form reasonably satisfactory to the Underwriter and Underwriter’s Counsel.

(c) Comfort Letters.

(i) Comfort Letter. At the time this Agreement is executed the Underwriter shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Underwriter and in form and substance satisfactory in all respects to the Underwriter and to the Auditor, dated as of the date of this Agreement.

(ii) Bring-down Comfort Letter. At the Closing Date and on each Option Closing Date (if any), the Underwriter shall have received from the Auditor a letter, dated as of the Closing Date or Option Closing Date, as applicable, to the effect that such Auditor reaffirms the statements made in the letter furnished pursuant to Section 4(c)(i), except that with respect to the initial comfort letter the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date.

(d) Officers’ Certificates.

(i) Officers’ Certificate. The Company shall have furnished to the Underwriter a certificate, dated the Closing Date or Option Closing Date, as applicable, of its Chief Executive Officer and its Chief Financial Officer stating that (A) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date or Option Closing Date, as applicable, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (C) as of the Closing Date or Option Closing Date, as applicable, the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and any Option Closing Date (if such date is other than the Closing Date), and (D) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, any Material Adverse Change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

(ii) Secretary’s Certificate. At each of the Closing Date and any Option Closing Date, the Underwriter shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date and Option Closing Date (if such date is other than the Closing Date), certifying: (A) that each of the Charter and similar governing documents is true and complete, has not been modified and is in full force and effect; (B) that the resolutions of the Board relating to the Offering are in full force and effect and have not been modified; (C) the good standing and foreign qualification of the Company; and (D) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(e) No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or the business activities, financial or otherwise, of the Company or any subsidiary of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would reasonably be expected to result in a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) No Material Misstatement or Omission. The Underwriter shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Underwriter’s Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

(g) Corporate Proceedings. All corporate proceedings and other legal matters in connection with the authorization, form and validity of each of this Agreement, the Warrant Agreement, the Public Securities, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to Underwriter’s Counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(h) Delivery of Agreements.

(i) Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Underwriter executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

(ii) Reserved.

(iii) Warrant Agreement. On or before the Closing Date, the Company shall have delivered to the Underwriter an executed copy of the Warrant Agreement.

(i)  Additional Documents. At the Closing Date and on each Option Closing Date (if any), Underwriter’s Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Underwriter’s Counsel to deliver an opinion to the Underwriter, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Firm Units and the Option Securities (as applicable) as herein contemplated shall be satisfactory in form and substance to the Underwriter and Underwriter’s Counsel.

5. Indemnification.

(a) Indemnification of the Underwriter.

(i)  General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriter, its affiliates and its respective directors, officers, agents employees, affiliates, agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to the reasonable, documented out of pocket fees and expenses of counsel for the Underwriter Indemnified Parties incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in (A) the SEC Reports, the Prospectus t, or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless such statement or omission was made in reliance upon, and in conformity with, the Underwriter’s Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package or Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of the Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Public Securities to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof. The Company also agrees that it will reimburse the Underwriter Indemnified Party for all reasonable, documented out-of-pocket fees and expenses (including the reasonable, documented out of pocket fees and expenses of counsel for the Underwriter Indemnified Parties) (collectively, the “Expenses”), and further agrees to advance payment of Expenses as they are incurred by the Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim.

(ii) Procedure. If any action is brought against the Underwriter Indemnified Party in respect of which indemnity may reasonably be sought against the Company pursuant to Section 5.1.1, the Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Underwriter Indemnified Party. the Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter Indemnified Party unless the Company has failed promptly to assume the defense and employ counsel for the benefit of the Underwriter Indemnified Persons or the Underwriter Indemnified Person shall have been advised that in the opinion of counsel that there is an actual conflict of interest that prevents the counsel designated by the Company and approved by the Underwriter and engaged by the Company for the purpose of representing the Underwriter Indemnified Party, to represent both the Underwriter Indemnified Party and any other person requested or proposed to requested by such counsel. The Company shall not be liable for any settlement of any action effected without its prior written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Underwriter (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not the Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of the Underwriter Indemnified Party, acceptable to the Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

5.2. Indemnification of the Company. The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriter, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriter’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriter by the provisions of Section 5.1.2. The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Public Securities or in connection with the SEC Reports, the Prospectus , or any Issuer Free Writing Prospectus.

5.3. Contribution.

5.3.1. Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other, from the Offering of the Public Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Public Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Public Securities purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agrees that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.3.1 in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the Offering of the Public Securities exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2. Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

6. Reserved.

7. Additional Covenants.

(a) Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board comply with the Sarbanes-Oxley Act, the Exchange Act and the listing rules of the Exchange or any other national securities exchange, as the case may be, in the event the Company seeks to have any of its securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.

(b) Prohibition on Press Releases and Public Announcements. The Company shall not issue press releases or engage in any other publicity, without the Underwriter’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

8. Effective Date of this Agreement and Termination Thereof.

(a) Effective Date. This Agreement shall become effective when both the Company and the Underwriter have executed the same and delivered counterparts of such signatures to the other party.

(b) Termination. The Underwriter shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in Underwriter’s opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or The Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in Underwriter’s opinion, make it inadvisable to proceed with the delivery of the Firm Units; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Underwriter shall have become aware after the date hereof of such a Material Adverse Change in the conditions of the Company, or such adverse material change in general market conditions as in the Underwriter’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Public Securities or to enforce contracts made by the Underwriter for the sale of the Public Securities. Either party shall have the right to terminate this Agreement if the Closing Date does not occur within twenty (20) Business Days of the date of this Agreement. Section 5 of this Agreement shall survive any termination of this Agreement.

(c) Reserved.

(d) Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

(e) Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Public Securities.

9. Miscellaneous.

(a) Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email or facsimile transmission and confirmed and shall be deemed given when so delivered, emailed or faxed and confirmed or if mailed, two (2) days after such mailing.

If to the Underwriter:

Aegis Capital Corp,1345 Avenue of the Americas, 27th Floor

New York, NY 10105

Attention: Robert Eide

Email: reide@aegiscap.com

with copies to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of Americas, 31st Floor

New York, NY 10036

Attn.: Gregory Sichenzia, Esq.

Email: gsichenzia@srfc.law

If to the Company:

Polyrizon Ltd.

5 Har-Tidhar St.

Ra’anana Israel 4366507

Attention: Tomar Izraeli

Email: tomer@polyrizon-biotech.com

with copies to:

Greenberg Traurig, P.A.
One Azrieli Center
Round Tower, 30th floor
132 Menachem Begin Rd
Tel Aviv 6701101

Israel Attention: David Huberman, Esq.

Email: david.huberman@gtlaw.com

(b) Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(c) Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

(d) Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

(e) Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriter, each Indemnified Person referred to in Section 5, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriter.

(f) Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereto hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon a party hereto may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9(a) hereof. Such mailing shall be deemed personal service and shall be legal and binding upon such party in any action, proceeding or claim. Each party hereto agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g) Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by email/pdf transmission shall constitute valid and sufficient delivery thereof.

(h) Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below.

Very truly yours,

POLYRIZON, LTD.

By:	/s/ Tomer Izraeli
Name: Tomer Izraeli
Title: Chief Executive Officer

Confirmed as of the date first written above mentioned, as Underwriter on Schedule 1 hereto:

AEGIS CAPITAL CORP.

By:	/s/ Robert Eide
Name: Robert Eide
Title: Chief Executive Officer

SCHEDULE 1

Underwriter	Total Number of Firm Units to be Purchased	Total Number of Option Securities to be Purchased if the Over-Allotment Option is Fully Exercised
Aegis Capital Corp.	Firm Units: 958,903	Option Shares: 143,835 Option Warrants: 431,505

Total:	958,903

SCHEDULE 2-A

Pricing Information

Number of Firm Units: 958,903
Number of Units: 958,903
Number of Option Shares: 143,835
Number of Option Warrants: 431,505
Public Offering Price per Unit: $4.38
Exercise Price per Warrant: $4.38
Price to public per Option Share: $4.35
Price to public per Option Warrant: $0.01
Underwriting Discount per Firm Unit: $0.3504
Underwriting Discount per Option Share: $0.348
Underwriting Discount per Option Warrant: $0.0008
Purchase Price per Option Share: $4.002
Purchase Price per Option Warrant: $0.0092
Non-accountable expense allowance per Firm Unit: $0.0438
Non-accountable expense allowance per Option Share: $0.0435
Non-accountable expense allowance per Option Warrant: $0.0001

SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

None.

SCHEDULE 2-C

Written Testing-the-Waters Communications

None.

SCHEDULE 3

List of Lock-Up Parties (including all affiliates of persons named below)

Exhibit A

Form of Lock-Up Agreement

__________, 2024

Aegis Capital Corp.

810 Seventh Avenue, 18th Floor
New York, NY 10019

As Representative of the several Underwriters named on Schedule 1 to the Underwriting Agreement referenced below

Ladies and Gentlemen:

The undersigned understands that Aegis Capital Corp. (the “Representative”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Polyrizon Ltd., an Israeli company (the “Company”), providing for the public offering (the “Public Offering”) of securities of the Company, including ordinary shares, par value NIS 0.04 per share, of the Company (the “Ordinary Shares”).

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending one hundred eighty (180) days after the closing of the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock- Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, (i) any transfers of Lock-Up Securities to another corporation, partnership or other business entity that controls, is controlled by or is under common control with the undersigned or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock- up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made during the Lock-Up Period; (f) the receipt by the undersigned from the Company of Ordinary Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Company’s Ordinary Shares issued under an equity incentive plan of the Company or an employment arrangement described in the Pricing Prospectus (as defined in the Underwriting Agreement) (the “Plan Shares”) or the transfer or withholding of Ordinary Shares or any securities convertible into Ordinary Shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise, provided that if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Ordinary Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise and, provided further, that the Plan Shares shall be subject to the terms of this lock-up agreement; (g) the transfer of Lock-Up Securities pursuant to agreements described in the Pricing Prospectus under which the Company has the option to repurchase such securities or a right of first refusal with respect to the transfer of such securities, provided that if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Ordinary Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report describing the purpose of the transaction; (h) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Lock-Up Period; (i) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and (j) the transfer of Lock- Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Ordinary Shares involving a change of control (as defined below) of the Company after the closing of the Public Offering and approved by the Company’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (j) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d- 5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” securities that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by August 8, 2023 or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

Very truly yours,

(Name - Please Print)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address: